Exhibit 99.1

CONSTELLATION BRANDS ANNOUNCES DEPARTURE OF
E. YURI HERMIDA, EXECUTIVE VICE PRESIDENT,
CHIEF GROWTH & STRATEGY OFFICER

Mallika Monteiro to serve as interim Chief Growth & Strategy Officer, in addition to her current responsibilities as Executive Vice President, Managing Director – Beer Brands

Rochester, N.Y., Feb. 18, 2025 – Constellation Brands (NYSE: STZ), a leading beverage alcohol company, today announced that E. Yuri Hermida, Executive Vice President, Chief Growth & Strategy Officer, will depart the company effective February 28, 2025 to pursue career interests outside the organization. Mallika Monteiro, Executive Vice President, Managing Director – Beer Brands, will serve as interim Chief Growth & Strategy Officer, in addition to her current responsibilities, to assist in managing through this transition.

“Yuri made a difficult decision to leave Constellation Brands to pursue a life-long career goal and we wish him the very best in his future endeavors,” said Bill Newlands, President and Chief Executive Officer at Constellation Brands. “Mallika will serve as interim Chief Growth & Strategy Officer, in addition to her current responsibilities leading our Beer Marketing organization, as we work through this transition. She is well-versed in the important work being done across all facets of our Growth team, having served as Constellation’s former Chief Growth & Strategy Officer. I look forward to our Growth team’s continued contributions as we progress towards our company’s long-term aspirations.”

ABOUT CONSTELLATION BRANDS
Constellation Brands (NYSE: STZ) is a leading international producer and marketer of beer, wine, and spirits with operations in the U.S., Mexico, New Zealand, and Italy. Our mission is to build brands that people love because we believe elevating human connections is Worth Reaching For. It’s worth our dedication, hard work, and calculated risks to anticipate market trends and deliver more for our consumers, shareholders, employees, and industry. This dedication is what has driven us to become one of the fastest-growing, large CPG companies in the U.S. at retail, and it drives our pursuit to deliver what’s next.

Every day, people reach for our high-end, iconic imported beer brands such as those in the Corona brand family like the flagship Corona Extra, Modelo Especial and the flavorful lineup of Modelo Cheladas, Pacifico, and Victoria; our fine wine and craft spirits brands including The Prisoner Wine Company, Robert Mondavi Winery, Casa Noble Tequila, and High West Whiskey; and our premium wine brands such as Kim Crawford and Meiomi.

As an agriculture-based company, we have a long history of operating sustainably and responsibly. Our ESG strategy is embedded into our business and our work focuses on serving as good stewards of the environment, enhancing social equity within our industry and communities, and promoting responsible beverage alcohol consumption. These commitments ground our aspirations beyond driving the bottom line as we work to create a future that is truly Worth Reaching For.

To learn more, visit www.cbrands.com and follow us on X, Instagram, and LinkedIn.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to business strategy, future operations, prospects, plans, and objectives of management, including the contributions of Constellation’s Growth team and the Company’s progression towards its long-term aspirations, as well as information concerning expected actions of third parties. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur.

The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that such results will in fact occur. All forward-looking statements speak only as of the date of this news release and Constellation does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

In addition to risks and uncertainties associated with ordinary business operations, the forward-looking statements contained in this news release are subject to other risks and uncertainties, including the accuracy of all projections and other factors and uncertainties disclosed from time-to-time in Constellation’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 29, 2024 and its Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2024, which could cause actual future performance to differ from current expectations.

MEDIA CONTACTS	INVESTOR RELATIONS CONTACTS
Amy Martin 585-678-7141 / amy.martin@cbrands.com Carissa Guzski 315-525-7362 / carissa.guzski@cbrands.com	Joseph Suarez 773-551-4397 / joseph.suarez@cbrands.com Snehal Shah 847-385-4940 / snehal.shah@cbrands.com David Paccapaniccia 585-282-7227 / david.paccapaniccia@cbrands.com